                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Growth and Income Fund

Annual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of 2% short-term redemption fee.

Returns and rankings during all periods for for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.83%	14.70%	-1.82%	5.76%
Class B	11.75%	13.72%	-2.64%	4.96%
Class C	11.86%	13.76%	-2.62%	4.98%
Class R	12.32%	14.38%	-2.08%	5.55%
S&P 500 Index+	12.25%	16.72%	-1.49%	9.49%
Scudder Growth and Income Fund	1-Year	3-Year	Life of Class*
Institutional Class	13.35%	15.22%	11.32%
S&P 500 Index+	12.25%	16.72%	11.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Growth and Income Fund — Class A [] S&P 500 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,635	$14,223	$8,596	$16,498
	Average annual total return	6.35%	12.46%	-2.98%	5.13%
Class B	Growth of $10,000	$10,875	$14,507	$8,668	$16,221
	Average annual total return	8.75%	13.20%	-2.82%	4.96%
Class C	Growth of $10,000	$11,186	$14,721	$8,759	$16,258
	Average annual total return	11.86%	13.76%	-2.62%	4.98%
Class R	Growth of $10,000	$11,232	$14,965	$9,000	$17,164
	Average annual total return	12.32%	14.38%	-2.08%	5.55%
S&P 500 Index+	Growth of $10,000	$11,225	$15,901	$9,278	$24,755
	Average annual total return	12.25%	16.72%	-1.49%	9.49%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/05
Scudder Growth and Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,133,500	$1,529,600	$1,398,200
	Average annual total return	13.35%	15.22%	11.32%
S&P 500 Index+	Growth of $1,000,000	$1,122,500	$1,590,100	$1,417,300
	Average annual total return	12.25%	16.72%	11.97%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 9/30/05	$ 22.38	$ 22.03	$ 22.04	$ 22.51	$ 22.53
9/30/04	$ 20.05	$ 19.78	$ 19.78	$ 20.17	$ 20.18
Distribution Information: Twelve Months: Income Dividends as of 9/30/05	$ .23	$ .08	$ .08	$ .15	$ .33
Class A Lipper Rankings — Large-Cap Core Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	300	of	881	35
3-Year	326	of	765	43
5-Year	244	of	603	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for 3-year, 5-year and 10-year periods shown for Class AARP and S reflect a fee and/or expense waiver. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/05
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	13.26%	15.10%	-1.52%	6.13%
Class AARP	13.29%	15.14%	-1.50%	6.14%
S&P 500 Index+	12.25%	16.72%	-1.49%	9.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/05	$ 22.55	$ 22.52
9/30/04	$ 20.20	$ 20.17
Distribution Information: Twelve Months: Income Dividends as of 9/30/05	$ .32	$ .31

Class S Lipper Rankings — Large-Cap Core Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	265	of	881	31
3-Year	289	of	765	38
5-Year	207	of	603	35
10-Year	186	of	221	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund — Class S [] S&P 500 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,326	$15,248	$9,265	$18,124
	Average annual total return	13.26%	15.10%	-1.52%	6.13%
Class AARP	Growth of $10,000	$11,329	$15,264	$9,274	$18,143
	Average annual total return	13.29%	15.14%	-1.50%	6.14%
S&P 500 Index+	Growth of $10,000	$11,225	$15,901	$9,278	$24,755
	Average annual total return	12.25%	16.72%	-1.49%	9.49%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and R shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,060.10	$ 1,055.10	$ 1,055.60	$ 1,057.80	$ 1,062.20	$ 1,062.20	$ 1,062.70
Expenses Paid per $1,000*	$ 5.32	$ 9.99	$ 9.74	$ 7.48	$ 3.26	$ 3.31	$ 2.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,019.90	$ 1,015.34	$ 1,015.59	$ 1,017.80	$ 1,021.91	$ 1,021.86	$ 1,022.21
Expenses Paid per $1,000*	$ 5.22	$ 9.80	$ 9.55	$ 7.33	$ 3.19	$ 3.24	$ 2.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Scudder Growth and Income Fund	1.03%	1.94%	1.89%	1.45%	.63%	.64%	.57%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Growth and Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth and Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2005.

Head of Americas Large Cap Core Team and Global Commodities Team: New York.

Over 22 years of investment industry experience.

BA, State University of New York — Stony Brook.

Sal Bruno

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2005.

Portfolio Manager for Large Cap Core Equity: New York.

BS, Cornell University; MBA, New York University, Stern School of Business.

Gregory Y. Sivin, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2005.

Portfolio Manager for Large Cap Core Equity: New York.

Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

BS, State University of New York —  Stony Brook.

In the following interview, Lead Portfolio Manager Theresa Gusman discusses Scudder Growth and Income Fund's performance, strategy and the market environment during the 12-month period ended September 30, 2005.

Q:  How would you describe the economic and stock market environment over the last 12 months?

A:  Equity returns were positive for the 12 months ended September 2005: The return of the Standard & Poor's 500 Index (S&P 500) was 12.25%, and other major equity indices also had positive returns.1 However, there were many ups and downs in the economy and markets through the course of the period. A year ago, there was considerable doubt about the sustainability of the US economy's expansion. In the fourth quarter of 2004, the market rallied as stronger-than-expected economic growth was reported for the third quarter and the uncertainties surrounding the presidential election were resolved. In the early months of 2005, uncertainty about economic growth mounted again. The anticipation of a slowing economy, together with concerns over the Federal Reserve Board's (the Fed) continued interest rate tightening and rising commodity prices, resulted in general weakness and negative returns in the first quarter of 2005.

1 The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As the year progressed, economic news again turned more positive. There was increasing evidence that the economic expansion would continue, as consumer spending and business investment remained strong, and corporate earnings reports were generally favorable. More recently, reports of weakening consumer confidence and concerns about the level of consumer debt have raised questions about whether consumer spending can continue to fuel growth in the economy.

Energy was frequently in the news over the last year. After moving slowly upward through much of 2004 and 2005, oil prices spiked as the damaging effects of Hurricanes Katrina and Rita on the US oil industry became evident. Oil prices began to have a powerful influence on financial markets at the end of the summer, as equities sold off on fears that rapidly rising gasoline prices would produce more-generalized inflation and dampen spending by US consumers. The September decision by the Federal Reserve to continue raising interest rates provided evidence that the Fed is more concerned about inflation than about an economic slowdown.

Q:  How did the fund perform during this period?

A:  Scudder Growth and Income Fund Class A shares produced a total return of 12.83% for the 12 months ended September 30, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund's return was slightly above that of its benchmark, the S&P 500 Index, which had a return of 12.25%. The fund's return for the period was also above the average of its Lipper peer group category, Large-Cap Core Funds, which was 11.55%.2

2 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they can invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. It is not possible to invest directly into a Lipper Category.

Q:  How would you describe your investment process?

A:  Since our investment team assumed responsibility for the fund in April 2005, the fund has been managed using a rigorous process that combines quantitative modeling with the insights of Scudder's equity research group. The strategy is sector-neutral with regard to the S&P 500 Index, so that sector weights will be quite close to those of the index. This means that essentially all differences in return between the fund and the index will result from stock selection. Our intent is to combine our proprietary fundamental equity research platform, which we consider a strong competitive advantage, with a well-defined system of portfolio construction to create a portfolio that will produce consistently competitive investment performance over the long term.

Our research analysts use fundamental analysis to identify companies that we believe are the most likely to outperform in each industry sector, assigning each stock a rating based on expected total return, including prospects for growth of capital and dividends. These ratings are further optimized to project which stocks in that universe we believe will have the highest risk-adjusted return. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock. Making adjustments as deemed appropriate, the managers structure the portfolio according to the model's recommendations.

Q:  Which stocks or industry groups contributed most to the fund's performance?

A:  The energy sector made a major contribution to absolute return. One of the most positive contributors in this sector was Amerada Hess Corp., which is one of the largest relative overweight positions in the portfolio.3 This is a company with a combination of growing crude oil production and downstream refining capacity, all on the East Coast, that we believe will continue to benefit from high crude oil prices and wide refining margins due to limited industry capacity.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance relative to the S&P 500 Index also benefited from stock selection in the utilities, consumer discretionary, health care, materials, telecommunications, energy, consumer staples and industrials sectors.

A very strong performer was TXU Corp., an electric utility in Texas, which has reported excellent earnings this year, reflecting the success of its comprehensive restructuring program.

In the consumer discretionary sector, relative performance benefited from our decision not to own the automobile manufacturers, which performed poorly. In addition, the fact that the fund did not hold eBay Inc., which also fell, was positive for relative return. Nordstrom, Inc. is a holding in this sector that has performed well, as a new strategy with clearer focus, better inventory control and more appealing products has driven internal growth.

In health care, the top performers were Caremark Rx, Inc., and WellPoint, Inc., both of which are providers of health care services with solid management teams that have reported strong earnings and continue to have good growth prospects. In the consumer staples sector, the biggest positive was not owning Wal-Mart Stores, Inc., which we believed would suffer from reduced consumer spending as higher energy prices squeezed its lower- income customers. Also positive was our overweight position in Procter & Gamble Co., which saw its earnings benefit from the recent acquisition of The Gillette Co., which we didn't hold. Procter & Gamble's ability to pass on cost increases as prices of energy and other commodities rose also contributed to the stock's momentum.

In information technology, a sector in which the portfolio performed about in line with the benchmark, the biggest contributor was Motorola, Inc., which is currently among our largest overweight positions. This stock has performed well, as new products such as the Razr phone helped to build market share. Also positive was our position in Google, Inc., which is not included in the S&P 500. This stock has soared since its initial public offering in 2004, as the company generated growth by building market share in Internet advertising and as a search engine.

An additional one-time event was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Q:  What decisions detracted from performance?

A:  MBNA Corp., the nation's largest credit card company, was the biggest detractor from relative performance. Soon after we bought the stock in April, the company issued a profit warning because of the high defaults on credit card accounts. Based on this announcement, we eliminated the holding. Subsequently MBNA's stock spiked after the company agreed to be acquired by Bank of America Corp. While not holding MBNA at the time this merger was announced contributed to our negative performance versus the benchmark in financials, we did enjoy a strong return from Lehman Brothers Holdings, Inc., which has reported robust earnings on the strength of its investment banking business.

In the materials sector, overweights in Dow Chemical Co. and PPG Industries, Inc. hurt performance. Both of these stocks were performing well until late summer, when hurricanes forced some of their plants to close. We are retaining these holdings, as we believe recovery from this temporary disruption will be relatively quick. Our overall exposure to materials, however, was positive, thanks to a strong performance from seed manufacturer Monsanto, which executed well, raising its return on capital and increasing its free cash flow. We sold the stock from the portfolio earlier in 2005.

Q:  What other comments do you have for investors?

A:  We are pleased with the results in the six-month period since our management team was installed. We believe that our rigorous stock-selection process, which combines quantitative analysis with qualitative research and the judgment of capable analysts and portfolio managers, will help us to generate risk-adjusted returns for our investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	9/30/05	9/30/04

Common Stocks	100%	98%
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/05	9/30/04

Financials	20%	19%
Information Technology	15%	18%
Health Care	13%	13%
Industrials	11%	13%
Consumer Staples	11%	7%
Energy	10%	8%
Consumer Discretionary	10%	11%
Utilities	4%	4%
Telecommunication Services	3%	4%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2005 (32.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.9%
2. Coca-Cola Co. Bottler and distributor of soft drinks	3.8%
3. Johnson & Johnson Provider of health care products	3.8%
4. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	3.3%
5. Oracle Corp. Provider of database management software	3.2%
6. Bank of America Corp. Provider of commercial banking services	3.1%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	3.0%
8. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	2.8%
9. The Goldman Sachs Group, Inc. Provider of global investment banking services	2.7%
10. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 9.9%
Auto Components 0.5%
Johnson Controls, Inc.	406,430	25,218,981
Media 3.8%
Clear Channel Communications, Inc.	797,120	26,217,277
Time Warner, Inc.	5,046,600	91,393,926
Viacom, Inc. "B"	1,989,030	65,657,880
		183,269,083
Multiline Retail 3.4%
Federated Department Stores, Inc.	866,760	57,960,241
J.C. Penney Co., Inc.	1,125,150	53,354,613
Kohl's Corp.*	450,970	22,629,675
Nordstrom, Inc.	938,180	32,198,337
		166,142,866
Specialty Retail 1.7%
Home Depot, Inc.	772,500	29,463,150
Staples, Inc.	1,315,690	28,050,511
The Sherwin-Williams Co.	566,980	24,986,808
		82,500,469
Textiles, Apparel & Luxury Goods 0.5%
Polo Ralph Lauren Corp. "A"	523,100	26,311,930
Consumer Staples 10.2%
Beverages 5.0%
Coca-Cola Co.	4,330,900	187,051,571
PepsiCo, Inc.	1,078,770	61,177,046
		248,228,617
Food & Staples Retailing 0.8%
Costco Wholesale Corp.	896,100	38,612,949
Food Products 1.4%
General Mills, Inc.	1,434,500	69,142,900
Household Products 3.0%
Procter & Gamble Co.	2,468,720	146,790,091
Energy 10.2%
Oil, Gas & Consumables Fuels
Amerada Hess Corp. (a)	675,480	92,878,500
Burlington Resources, Inc.	461,960	37,566,587
Chevron Corp.	1,591,500	103,017,795
ConocoPhillips	496,060	34,679,554
Devon Energy Corp.	567,400	38,946,336
ExxonMobil Corp.	3,007,168	191,075,454
		498,164,226
Financials 20.1%
Banks 6.1%
Bank of America Corp.	3,545,706	149,274,222
Wachovia Corp.	1,492,900	71,047,111
Wells Fargo & Co.	747,800	43,798,646
Zions Bancorp.	483,600	34,437,156
		298,557,135
Capital Markets 6.1%
Lehman Brothers Holdings, Inc.	1,405,300	163,689,344
The Goldman Sachs Group, Inc.	1,104,190	134,247,420
		297,936,764
Diversified Financial Services 2.9%
CIT Group, Inc.	1,061,130	47,941,854
Citigroup, Inc.	730,379	33,246,852
Countrywide Financial Corp.	957,550	31,579,999
JPMorgan Chase & Co.	908,910	30,839,316
		143,608,021
Insurance 5.0%
AFLAC, Inc.	1,265,400	57,322,620
Allstate Corp.	1,278,980	70,714,804
Hartford Financial Services Group, Inc.	582,000	44,912,940
MetLife, Inc.	1,444,000	71,954,520
		244,904,884
Health Care 13.1%
Biotechnology 2.0%
Amgen, Inc.*	589,630	46,975,822
Genzyme Corp.*	393,030	28,156,669
Invitrogen Corp.* (a)	289,460	21,776,076
		96,908,567
Health Care Equipment & Supplies 0.9%
Medtronic, Inc.	790,700	42,397,334
Health Care Providers & Services 4.7%
Aetna, Inc.	412,800	35,558,592
Cardinal Health, Inc.	584,400	37,074,336
Caremark Rx, Inc.*	1,490,460	74,418,667
UnitedHealth Group, Inc.	842,740	47,361,988
WellPoint, Inc.*	515,200	39,062,464
		233,476,047
Pharmaceuticals 5.5%
Allergan, Inc.	468,200	42,896,484
Johnson & Johnson	2,921,450	184,869,356
Pfizer, Inc.	1,714,900	42,821,052
		270,586,892
Industrials 11.2%
Aerospace & Defense 5.6%
Boeing Co.	1,337,900	90,910,305
Goodrich Corp.	735,250	32,600,985
Lockheed Martin Corp.	863,460	52,705,598
United Technologies Corp.	1,916,360	99,344,102
		275,560,990
Electrical Equipment 1.4%
Emerson Electric Co.	924,930	66,409,974
Industrial Conglomerates 4.2%
General Electric Co.	2,451,850	82,553,789
Tyco International Ltd.	4,472,300	124,553,555
		207,107,344
Information Technology 14.9%
Communications Equipment 3.3%
Cisco Systems, Inc.*	1,365,030	24,474,988
Motorola, Inc.	6,157,130	136,011,002
		160,485,990
Computers & Peripherals 3.1%
EMC Corp.*	5,166,550	66,855,157
International Business Machines Corp.	1,038,040	83,271,569
		150,126,726
Internet Software & Services 0.7%
Google, Inc. "A"*	108,220	34,247,301
IT Consulting & Services 1.7%
Accenture Ltd. "A"*	1,696,340	43,188,816
Affiliated Computer Services, Inc. "A"*	764,990	41,768,454
		84,957,270
Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	1,701,440	28,856,422
Broadcom Corp. "A"*	890,790	41,786,959
		70,643,381
Software 4.7%
Microsoft Corp.	1,552,850	39,954,831
Oracle Corp.*	12,512,560	155,030,618
Symantec Corp.*	1,544,240	34,992,478
		229,977,927
Materials 2.8%
Chemicals 2.1%
Dow Chemical Co.	1,570,340	65,436,068
PPG Industries, Inc.	613,160	36,292,940
		101,729,008
Paper & Forest Products 0.7%
Georgia-Pacific Corp.	985,530	33,567,151
Telecommunication Services 2.9%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	311,300	10,176,397
Wireless Telecommunication Services 2.7%
ALLTEL Corp.	706,130	45,976,124
Sprint Nextel Corp.	3,688,000	87,700,639
		133,676,763
Utilities 3.7%
Electric Utilities 1.5%
Edison International	735,510	34,774,913
Exelon Corp.	762,980	40,773,651
		75,548,564
Independent Power Producers & Energy Traders 2.2%
Constellation Energy Group	879,960	54,205,536
TXU Corp.	467,800	52,805,275
		107,010,811
Total Common Stocks (Cost $4,144,208,078)		4,853,983,353

Securities Lending Collateral 2.2%
Scudder Daily Assets Fund Institutional, 3.84% (b) (c) (Cost $111,043,175)	111,043,175	111,043,175

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 3.74% (d) (Cost $497,437)	497,437	497,437
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,255,748,690)+	101.2	4,965,523,965
Other Assets and Liabilities, Net	(1.2)	(60,831,040)
Net Assets	100.0	4,904,692,925

* Non-income producing security.

+ The cost for federal income tax purposes was $4,295,875,591. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $669,648,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $765,736,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $96,088,187.

(a) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at September 30, 2005 amounted to $108,761,769, which is 2.2% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed Deutsche Investment Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments: Investments in securities, at value (cost $4,144,208,078) — including $108,761,769 of securities loaned	$ 4,853,983,353
Investment in Scudder Cash Management QP Trust (cost $497,437)	497,437
Investment in Scudder Daily Assets Fund Institutional* (cost $111,043,175)	111,043,175
Total investments in securities, at value (cost $4,255,748,690)	4,965,523,965
Foreign currency, at value (cost $69,906)	74,512
Receivable for investments sold	77,626,162
Dividends receivable	5,649,792
Interest receivable	41,124
Receivable for Fund shares sold	451,495
Other assets	83,180
Total assets	5,049,450,230
Liabilities
Payable for investments purchased	24,401,493
Payable upon return of securities loaned	111,043,175
Payable for Fund shares redeemed	4,938,773
Accrued management fee	1,788,859
Other accrued expenses and payables	2,585,005
Total liabilities	144,757,305
Net assets, at value	$ 4,904,692,925
Net Assets
Net assets consist of: Undistributed net investment income	3,120,458
Net unrealized appreciation (depreciation) on: Investments	709,775,275
Foreign currency related transactions	4,596
Accumulated net realized gain (loss)	148,531,669
Paid-in capital	4,043,260,927
Net assets, at value	$ 4,904,692,925

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price (a) per share ($87,053,669 ÷ 3,889,995 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.38
Maximum offering price per share (100 ÷ 94.25 of $22.38)	$ 23.75

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) (a) per share ($20,078,773 ÷ 911,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.03

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) (a) per share ($11,001,039 ÷ 499,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.04
Class R Net Asset Value, offering and redemption price (a) per share ($742,517 ÷ 32,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.51
Class AARP Net Asset Value, offering and redemption price (a) per share ($2,555,890,734 ÷ 113,363,665 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.55
Class S Net Asset Value, offering and redemption price (a) per share ($2,176,643,343 ÷ 96,667,282 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.52

Institutional Class

Net Asset Value, offering and redemption price (a) per share ($53,282,850 ÷ 2,365,060 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.53

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $149,838)	$ 97,765,666
Interest	537
Interest — Scudder Cash Management QP Trust	934,481
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	243,000
Total Income	98,943,684
Expenses: Management fee	22,061,612
Services to shareholders	9,270,587
Custodian and accounting fees	255,443
Distribution service fees	346,209
Auditing	92,616
Legal	84,094
Trustees' fees and expenses	111,025
Reports to shareholders	205,641
Registration fees	77,813
Interest expense	30,897
Other	285,565
Total expenses, before expense reductions	32,821,502
Expense reductions	(113,830)
Total expenses, after expense reductions	32,707,672
Net investment income	66,236,012
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	583,178,648
Foreign currency related transactions	(34,459)
Written options	765,049
583,909,238
Net unrealized appreciation (depreciation) during period on: Investments	(27,991,363)
Foreign currency related transactions	(41,350)
(28,032,713)
Net gain (loss) on investment transactions	555,876,525
Net increase (decrease) in net assets resulting from operations	$ 622,112,537

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income (loss)	$ 66,236,012	$ 37,045,582
Net realized gain (loss) on investment transactions	583,909,238	263,058,721
Net unrealized appreciation (depreciation) on investment transactions during the period	(28,032,713)	276,366,273
Net increase (decrease) in net assets resulting from operations	622,112,537	576,470,576
Distributions to shareholders from: Net investment income: Class A	(492,678)	(83,395)
Class B	(40,097)	—
Class C	(19,280)	—
Class R	(3,870)	(448)
Class AARP	(38,652,924)	(14,649,197)
Class S	(32,263,847)	(12,909,203)
Institutional Class	(725,603)	(301,376)
Fund share transactions: Proceeds from shares sold	190,798,493	373,988,884
Net assets acquired in tax-free reorganization	74,013,176	—
Reinvestment of distributions	65,518,185	25,246,926
Cost of shares redeemed	(893,073,694)	(910,863,403)
Redemption fees	7,275	—
Net increase (decrease) in net assets from Fund share transactions	(562,736,565)	(511,627,593)
Increase (decrease) in net assets	(12,822,327)	36,899,364
Net assets at beginning of period	4,917,515,252	4,880,615,888
Net assets at end of period (including undistributed net investment income of $3,120,458 and $9,117,204, respectively)	$ 4,904,692,925	$ 4,917,515,252

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.05	$ 18.04	$ 15.10	$ 18.99	$ 26.86
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.07	.06	.09	.11
Net realized and unrealized gain (loss) on investment transactions	2.35	1.99	2.96	(3.90)	(6.31)
Total from investment operations	2.56	2.06	3.02	(3.81)	(6.20)
Less distributions from: Net investment income	(.23)	(.05)	(.08)	(.08)	(.11)
Net realized gains on investment transactions	—	—	—	—	(1.56)
Total distributions	(.23)	(.05)	(.08)	(.08)	(1.67)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.38	$ 20.05	$ 18.04	$ 15.10	$ 18.99
Total Return (%)[b]	12.83[d]	11.44	20.01	(20.11)	(24.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	32	27	18	23
Ratio of expenses before expense reductions (%)	1.08	1.12	1.17	1.00[c]	1.02
Ratio of expenses after expense reductions (%)	1.03	1.12	1.17	1.00[c]	1.02
Ratio of net investment income (loss) (%)	.96	.33	.35	.45	.45
Portfolio turnover rate (%)	98	26	42	52	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.

[d] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B
Years Ended September 30,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.78	$ 17.90	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.31	1.98	2.94	(3.86)	(5.00)
Total from investment operations	2.33	1.88	2.87	(3.93)	(5.06)
Less distributions from: Net investment income	(.08)	—	—	—	(.02)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 22.03	$ 19.78	$ 17.90	$ 15.03	$ 18.96
Total Return (%)[c]	11.75[d]	10.50[d]	19.10	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	11	12	10	13
Ratio of expenses before expense reductions (%)	2.08	1.99	1.94	1.81[e]	1.83*
Ratio of expenses after expense reductions (%)	1.94	1.97	1.94	1.81[e]	1.83*
Ratio of net investment income (loss) (%)	.05	(.52)	(.42)	(.36)	(.39)*
Portfolio turnover rate (%)	98	26	42	52	57

[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.78	$ 17.89	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.31	1.99	2.93	(3.87)	(4.99)
Total from investment operations	2.34	1.89	2.86	(3.94)	(5.05)
Less distributions from: Net investment income	(.08)	—	—	—	(.02)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 22.04	$ 19.78	$ 17.89	$ 15.03	$ 18.97
Total Return (%)[c]	11.86[d]	10.56[d]	19.03	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	5	5	3	4
Ratio of expenses before expense reductions (%)	1.93	2.02	1.93	1.84[e]	1.80*
Ratio of expenses after expense reductions (%)	1.89	1.96	1.93	1.84[e]	1.80*
Ratio of net investment income (loss) (%)	.10	(.51)	(.41)	(.39)	(.36)*
Portfolio turnover rate (%)	98	26	42	52	57

[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Class R
Years Ended September 30,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.17	$ 19.22
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.03
Net realized and unrealized gain (loss) on investment transactions	2.37	.94
Total from investment operations	2.49	.97
Less distributions from: Net investment income	(.15)	(.02)
Redemption fees	.00***	—
Net asset value, end of period	$ 22.51	$ 20.17
Total Return (%)	12.32[c]	5.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.4
Ratio of expenses before expense reductions (%)	1.63	1.33*
Ratio of expenses after expense reductions (%)	1.45	1.33*
Ratio of net investment income (loss) (%)	.54	.17*
Portfolio turnover rate (%)	98	26

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Class AARP
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.20	$ 18.15	$ 15.18	$ 19.08	$ 27.01
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.15	.13	.14	.17
Net realized and unrealized gain (loss) on investment transactions	2.38	2.01	2.96	(3.91)	(6.36)
Total from investment operations	2.67	2.16	3.09	(3.77)	(6.19)
Less distributions from: Net investment income	(.32)	(.11)	(.12)	(.13)	(.18)
Net realized gains on investment transactions	—	—	—	—	(1.56)
Total distributions	(.32)	(.11)	(.12)	(.13)	(1.74)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.55	$ 20.20	$ 18.15	$ 15.18	$ 19.08
Total Return (%)	13.29	11.91[b]	20.40	(19.90)	(24.15)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,556	2,591	2,518	2,338	3,416
Ratio of expenses before expense reductions (%)	.64	.74	.80	.76	.76
Ratio of expenses after expense reductions (%)	.64	.70	.80	.76	.76
Ratio of net investment income (loss) (%)	1.35	.75	.72	.69	.71
Portfolio turnover rate (%)	98	26	42	52	57
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class S
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.17	$ 18.13	$ 15.17	$ 19.08	$ 27.02
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.14	.11	.14	.17
Net realized and unrealized gain (loss) on investment transactions	2.37	2.01	2.97	(3.92)	(6.36)
Total from investment operations	2.66	2.15	3.08	(3.78)	(6.19)
Less distributions from: Net investment income	(.31)	(.11)	(.12)	(.13)	(.19)
Net realized gains on investment transactions	—	—	—	—	(1.56)
Total distributions	(.31)	(.11)	(.12)	(.13)	(1.75)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.52	$ 20.17	$ 18.13	$ 15.17	$ 19.08
Total Return (%)	13.26	11.86[b]	20.35	(19.91)	(24.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,177	2,240	2,284	2,218	3,434
Ratio of expenses before expense reductions (%)	.66	.83	.90	.76	.76
Ratio of expenses after expense reductions (%)	.66	.75	.90	.76	.76
Ratio of net investment income (loss) (%)	1.33	.70	.62	.69	.71
Portfolio turnover rate (%)	98	26	42	52	57
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class
Years Ended September 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.18	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[b]	.30	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	2.38	2.01	2.97	(2.42)
Total from investment operations	2.68	2.17	3.10	(2.40)
Less distributions from: Net investment income	(.33)	(.14)	(.12)	(.04)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Total Return (%)	13.35	11.98	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	38	35.001
Ratio of expenses (%)	.58	.65	.73	.73*
Ratio of net investment income (loss) (%)	1.41	.80	.79	.95*
Portfolio turnover rate (%)	98	26	42	52

[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward remaining from the inherited capital loss carryforward from its merger with Scudder Focus Value+Growth Fund (Note H) of approximately $15,527,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($9,336,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code. During the year ended September 30, 2005 the Fund utilized approximately $371,203,000 of a prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,120,458
Undistributed net long-term capital gains	$ 188,658,570
Capital loss carryforwards	$ (15,527,000)
Net unrealized appreciation (depreciation) on investments	$ 669,648,374

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2005	2004
Distributions from ordinary income*	$ 72,198,299	$ 27,943,619

* For tax purposes short-term capital gains distributions are considered ordinary income distributions

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $4,807,306,804 and $5,353,514,339, respectively.

For the year ended September 30, 2005, transactions for written call options on securities were as follows:

	Contract Amounts	Premium
Outstanding, beginning of period	—	$ —
Options written	13,147	774,161
Options exercised	(5,367)	(139,946)
Options expired	(7,053)	(560,786)
Options closed	(727)	(73,429)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From October 1, 2004 through May 1, 2005 the management fee was computed and accrued daily and payable monthly at the following rates:

First $14 billion of the Fund's average daily net assets	0.45%
Next $2 billion of such net assets	0.425%
Next $2 billion of such net assets	0.40%
Over $18 billion of such net assets	0.385%

Effective May 2, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net asset	0.450%
Next $750 million of such net assets	0.445%
Next $1.5 billion of such net assets	0.440%
Next $5 billion of such net assets	0.430%
Next $5 billion of such net assets	0.420%
Next $5 billion of such net assets	0.410%
Over $17.5 billion of such net assets	0.385%

Accordingly, for the year ended September 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

Effective October 1, 2003 through May 1, 2005, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.95%, 0.97%, 0.96%, 0.81%, 0.94% and 0.73%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45% of average daily net assets, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Effective May 2, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.97%, 0.92%, 0.65%, 0.70% and 0.58%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45% of average daily net assets, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2005
Class A	$ 204,089	$ 27,184	$ 31,195
Class B	88,365	20,704	12,688
Class C	33,409	3,060	7,683
Class R	4,252	1,059	1,130
Class AARP	3,786,215	—	913,461
Class S	3,362,215	—	823,727
Institutional Class	41,759	—	10,939
	$ 7,520,304	$ 52,007	$ 1,800,823

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $111,277, of which $25,421 is unpaid at September 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets for Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Class B	$ 112,266	$ 12,461
Class C	56,260	6,734
Class R	1,488	151
	$ 170,014	$ 19,346

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2005	Annual Effective Rate
Class A	$ 122,657	$ 18,492.22%
Class B	35,194	4,091.24%
Class C	17,314	2,344.23%
Class R	1,030	307.17%
	$ 176,195	$ 25,234

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2005 aggregated $17,666.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2005, the CDSC for Class B and C shares aggregated $58,103 and $96, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $16,560, of which $6,480 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Fund $52,137, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2005, the Fund's custodian fees were reduced by $9,686 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	633,208	$ 13,609,510	729,404	$ 14,506,946
Class B	72,828	1,533,870	178,714	3,518,919
Class C	69,104	1,462,744	92,027	1,816,719
Class R	15,916	346,245	23,708*	484,645*
Class AARP	2,677,971	57,724,263	5,443,269	109,157,852
Class S	4,585,303	98,536,955	11,635,111	235,578,803
Institutional Class	811,889	17,584,906	438,910	8,925,000
		$ 190,798,493		$ 373,988,884
Shares issued in tax-free exchange**
Class A	2,611,186	$ 53,816,902	—	$ —
Class B	656,913	13,347,924	—	—
Class C	336,862	6,848,350	—	—
		$ 74,013,176		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	21,536	$ 464,239	3,973	$ 79,236
Class B	1,736	36,734	—	—
Class C	809	17,112	—	—
Class R	180	3,870	22*	448*
Class AARP	1,592,741	34,492,683	647,883	12,985,355
Class S	1,376,555	29,777,944	593,841	11,880,511
Institutional Class	33,528	725,603	15,019	301,376
		$ 65,518,185		$ 25,246,926
Shares redeemed
Class A	(964,782)	$ (20,805,216)	(620,021)	$ (12,340,433)
Class B	(390,669)	(8,263,602)	(300,168)	(5,930,065)
Class C	(147,355)	(3,121,549)	(105,165)	(2,080,744)
Class R	(4,592)	(99,646)	(2,242)*	(44,970)*
Class AARP	(19,140,883)	(413,102,462)	(16,582,157)	(332,476,189)
Class S	(20,364,428)	(439,676,299)	(27,171,922)	(547,999,874)
Institutional Class	(371,534)	(8,004,920)	(489,410)	(9,991,128)
		$ (893,073,694)		$ (910,863,403)
Redemption fees		$ 7,275		$ —
Net increase (decrease)
Class A	2,301,148	$ 47,085,441	113,356	$ 2,245,749
Class B	340,808	6,654,932	(121,454)	(2,411,146)
Class C	259,420	5,206,659	(13,138)	(264,025)
Class R	11,504	250,469	21,488*	440,123*
Class AARP	(14,870,171)	(320,882,927)	(10,491,005)	(210,332,982)
Class S	(14,402,570)	(311,356,728)	(14,942,970)	(300,540,560)
Institutional Class	473,883	10,305,589	(35,481)	(764,752)
		$ (562,736,565)		$ (511,627,593)

* For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

** On April 29, 2005, the Scudder Focus Value+Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On April 29, 2005, the Fund acquired all of the net assets of Scudder Focus Value+Growth Fund pursuant to a plan of reorganization approved by shareholders on December 13, 2004. The acquisition was accomplished by a tax-free exchange of 4,239,859 Class A shares, 1,141,383 Class B shares and 586,135 Class C shares, of Scudder Focus Value+Growth Fund, respectively, for 2,611,186 Class A shares, 656,913 Class B shares and 336,862 Class C shares of Scudder Growth and Income Fund, respectively, outstanding on April 29, 2005. Scudder Focus Value+Growth Fund net assets at that date of $74,013,176, including $2,457,866 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $4,700,230,340. The combined net assets of the Fund immediately following the acquisition were $4,774,243,516.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 28, 2005

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $207,603,000 as capital gain dividends for its year ended September 30, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended September 30, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $107,707,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three, five and ten year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the five year period ended June 30, 2005, and underperformed its benchmark in the one, three and ten year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4,6] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on September 29, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	460965-627	460965-619	460965-593	460965-551
Fund Number	464	664	764	550

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SUWRX
CUSIP Number	460965-858
Fund Number	1509

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACDGX	SCDGX
Fund Number	164	064
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER GROWTH & INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

------------- ----------------- --------------- --------------- -----------
 Fiscal Year                      Audit-Related        Tax       All Other
    Ended     Audit Fees Billed  Fees Billed to    Fees Billed  Fees Billed
September 30,      to Fund            Fund          to Fund      to Fund
------------- ----------------- --------------- --------------- -----------
2005               $91,000            $225             $0           $0
------------- ----------------- --------------- --------------- -----------
2004               $87,500            $185           $6,900         $0
------------- ----------------- --------------- --------------- -----------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

     Services that the Fund's Independent Registered Public Accounting Firm
          Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

-------------- ------------------ --------------------- ------------------
                 Audit-Related     Tax Fees Billed to    All Other Fees
                Fees Billed to                              Billed to
 Fiscal Year      Adviser and         Adviser and          Adviser and
    Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
September 30,  Service Providers   Service Providers    Service Providers
-------------- ------------------ --------------------- ------------------
2005               $309,400             $136,355               $0
-------------- ------------------ --------------------- ------------------
2004               $613,907                $0                  $0
-------------- ------------------ --------------------- ------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------- --------------- -------------------- ---------------- ------------
                                Total Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund     Total Non-Audit
                               Service Providers    Fees billed to
                                 (engagements         Adviser and
                              related directly      Affiliated Fund
                               to the operations        Service
                  Total         and financial       Providers (all
              Non-Audit Fees   reporting of the          other        Total of
 Fiscal Year  Billed to Fund         Fund)           engagements)     (A), (B)
    Ended
September 30,      (A)                (B)                 (C)         and (C)
------------- --------------- -------------------- ---------------- ------------
2005                $0             $136,355             $89,635      $225,990
------------- --------------- -------------------- ---------------- ------------
2004              $6,900              $0              $1,356,816    $1,363,716
------------- --------------- -------------------- ---------------- ------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth and Income Fund, a series of
                                    Investment Trust

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Growth and Income Fund, a series of
                                    Investment Trust

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005